UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10569

First Funds

(Exact name of registrant as specified in charter)

First Financial Capital Advisors LLC, 4000 Smith Road, Suite 400, Cincinnati, Ohio	45209
(Address of principal executive offices)	(Zip code)

Citi Fund Services, 3435 Stelzer Rd., Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 494-8510.

Date of fiscal year end: April 30, 2009.

Date of reporting period: April 30, 2009.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

APRIL 30, 2009

FIRST CALIBER EQUITY

FIRST STERLING INCOME

FIRST ELITE MONEY MARKET

FIRST FUNDS

FIRST FUNDS

DEAR INVESTORS

What began as a credit crunch brought on by an over-investment in real-estate-backed loans and derivatives continually snowballed throughout the year into a worldwide financial industry implosion and restructuring. From 2003 through 2007, the investment markets were remarkable for their historically low volatility and plentiful sources of liquidity. The pendulum has now swung to the opposite extreme as a result of the fallout from the financial crisis.

In short, the course of economic events has run thus since late 2007: The “high quality” mortgage-backed bonds, loans and derivatives of recent vintage were discovered to be of extremely low quality. Multi-billion-dollar losses began to mount on many of the world’s financial institutions, both large and small. Expected “bottoms” of the growing crisis, such as the Bear Stearns rescue in early 2008, proved to be only temporary fixes. Pressures of mounting losses continued to grow on banks and investment companies around the world throughout mid-2008 until reaching a breaking point in September. The U.S. government takeover of mortgage lenders Fannie Mae and Freddie Mac followed by the lack of rescue for Lehman Brothers pushed the financial industry to panic levels not seen since the early 1930’s. Concerns about the lack of capital and of future losses led to rescues/ forced takeovers/ bankruptcies of key financial players such as Merrill Lynch, Washington Mutual and Countrywide Financial. Most global credit markets, other than U.S. Treasuries, ground to a near halt in October.

We wrote this in last year’s report:

“Given the enormity of the collapse of Bear Stearns, we no longer believe the economy can fully absorb the credit tightening without falling into recession in the first half of 2008. The contraction in lending activity necessary to fund ordinary consumer and commercial activity will likely serve to accentuate the weakness from the declines in jobs and home prices. However, unprecedented fiscal and monetary stimulus is on the near-term horizon.”

As large as this statement was, we greatly underestimated both the depths of the economic contraction and the fiscal response from governments around the world. Economic activity showed a dramatic decline, largely blamed on the lack of access to credit, starting in October and only recently has begun to show signs of lessening. Government intervention, with the twin aims of supporting a very weak financial system and of stimulating renewed growth, has been virtually unprecedented. The scope of the intervention has been both broad, with rescues of several industries outside the financial sector, and deep, with many governments providing direct financial support totaling into the hundreds of billions of dollars. This intervention, while beginning to appear successful in its immediate aims, also presents longer-term inflationary and competitive concerns.

Throughout this year, the extreme conditions in the credit markets have led to very diverse returns among bond markets. U.S. Treasuries, as a beneficiary of the global flight to quality, showed exceptional returns in late 2008. Most tax-free municipal issues also held up well in value and have generally been at historically high spreads to Treasuries. Other bond sectors have demonstrated much volatility, with many mortgage-backed and corporate bonds showing very large declines in value throughout 2008 and then a strong, though only partial, recovery in early 2009.

FIRST FUNDS

Currently, interest rates remain relatively low compared to historical levels. How well the unwinding of the large stimulus provided by the governments occurs over the next several years will largely determine whether or not recent events lead to higher levels of inflation and interest rates over the coming years. Through the worst days of 2008 and 2009, we benefited from both a short duration and a high-quality bias in the bond portfolio. Currently, we are maintaining the short duration but have diversified away from U.S. Treasuries into more corporate bonds since we believe the yield spreads now available adequately compensate for the risk taken.

Equity markets around the world experienced the worst declines in a generation over the past year. The U.S. stock market fell over 50% from its 2007 peak, with the majority of the decline from May, 2008, through March, 2009. Other global markets, particularly the export-oriented countries that showed the best returns in recent years, have seen even larger declines. Similarly, the economic sectors within global markets that performed the best from 2003-2007 (energy, natural resources, industrials) fell significantly over the last year. However, the largest falloff was reserved for the financial sector, the source of many of the current economic woes. In the last few weeks of the year, we have seen signs of both economic stabilization and recovery in the global stock markets. Rather than quick recoveries in valuations that we have seen after previous declines, we expect any coming recovery to be both erratic and slow in nature with oversized rallies and dips stretching over a number of years.

We expect the major global markets to return gradually to a focus on key fundamentals such as the rate of economic growth and the underlying earnings growth of individual companies.

Sincerely,

Alfred H. Shepard
SVP-Chief Investment Officer
First Financial Capital Advisors LLC

This material must be preceded or accompanied by a current prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending any money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain more information, call 1-888-494-8510. Please read the prospectus carefully before investing.

FIRST FUNDS

FIRST CALIBER EQUITY

PORTFOLIO MANAGER

ALFRED H. SHEPARD, CFA

CHIEF INVESTMENT OFFICER

SENIOR VICE PRESIDENT

JOSHUA L. SMITH, CFA

INVESTMENT OFFICER

FIRST FINANCIAL CAPITAL ADVISORS LLC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The First Caliber Equity Fund (Trust Class) returned -39.71% for the 12-month period ended April 30, 2009. The Fund’s benchmark, as represented by the S&P 500 Index, had a return of -35.29% during that period.

This period encompassed the dramatic drop in the global stock markets from August, 2008, through March, 2009. The chain of events beginning with the implosion of housing-oriented loans and derivatives through the freezing up of many credit markets and ending with the worldwide economic slowdown caused most equity, fixed-income and commodities markets to experience the worst downturns in decades. In the later weeks of the fiscal year for the Fund, global markets have begun to show signs of both recovery and stability and have moved up significantly from the March lows.

The management team’s strategy has evolved considerably over the past year. Through 2007 and into early 2008, the Fund was positioned to benefit from the strong global economic growth trends underway. Beginning in May of 2008, the management team has moved to gradually reposition the Fund to be more defensive in nature. The sector over- and under-weights have been aligned more closely with the benchmark index and the level of cash holdings have ranged from 0% to 25% as the management team has sought to cushion the extreme volatility of the global markets. While the cash holdings benefited the Fund during the market decline, sector imbalances created significant underperformance at times and were the primary reason for the Fund’s underperformance during the full year.1

The management team expects this overall tack to be maintained as long as the high volatility conditions remain in the markets and until company fundamentals return to being the dominant factor in equity returns.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher.

[1]	Portfolio composition is subject to change.

FIRST FUNDS

FIRST CALIBER EQUITY

GROWTH OF A $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	1 Year	5 Year	10 Year
First Caliber Equity
Class A without load	-39.69%	-5.67%	-3.62%
Class A with load*	-41.53%	-6.24%	-3.92%
Trust Class	-39.71%	-5.47%	-3.41%

S&P 500 Index	-35.29%	-2.70%	-2.48%

S&P Composite 1500 Index	-34.86%	-2.33%	-1.71%

EXPENSE RATIOS (UNAUDITED)**	Gross	Net
Class A	1.47%	1.40%
Trust Class	1.22%	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-494-8510.

Investment performance reflects contractual fee waivers in effect from April 30, 2006 until August 28, 2007. The Advisor’s undertaking to limit annual operating expenses is no longer in effect. Without these fee waivers, the performance would have been lower. Additional information pertaining the Fund’s expense ratios as of April 30, 2009 can be found in the Financial Highlights.

*	Reflects the maximum sales charge of 3.00%.

**	Per the Fund prospectus dated August 28, 2008. Net expense ratio is net of voluntary waivers.

The quoted performance of the First Caliber Equity includes performance of certain collective trust fund (“Commingled”) accounts advised by First Financial Bank, N.A. (formerly First National Bank of Southwestern Ohio, N.A.) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1999, and prior to the Fund’s commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

The above chart represents a hypothetical investment of $10,000 in the Trust Class Shares of the First Caliber Equity from April 30, 1999 to April 30, 2009, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund’s Advisor. Had these expenses not been reimbursed, the Fund’s performance would have been lower. The Fund’s performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance is measured against the Standard & Poor’s Index (“S&P 500”) and the S&P Composite 1500 Index (“S&P 1500”). The S&P 500 generally reflects the performance of the U.S. stock market as a whole. The S&P 1500 provides a fair representation of the U.S. market, measuring the performance of widely available liquid stocks, which covers the large-, mid-, and small-cap ranges. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

The Fund’s primary index is the S&P 500 Index, however to provide a broader market comparative we have also listed an additional index.

FIRST FUNDS

FIRST STERLING INCOME

PORTFOLIO MANAGER

ALFRED H. SHEPARD, CFA

CHIEF INVESTMENT OFFICER

SENIOR VICE PRESIDENT

CHRISTOPHER E. ROBINSON

PORTFOLIO MANAGER

FIRST FINANCIAL CAPITAL ADVISORS LLC

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the 12-month period ended April 30, 2009, the First Sterling Income Fund (Trust Class) returned 4.47%. In comparison, the Fund’s benchmark, as represented by the Barclays Intermediate U.S. Government/Credit Index, returned 3.19% for that same period. The First Sterling Income Fund achieved this performance in a year when the Federal Reserve Board moved the federal funds rate from 2.00% in April, 2008, to a range of 0.00% to 0.25% in December, 2008, the lowest rate ever recorded.

The Fund benefited from having a shorter duration to the index. While the federal funds rate was decreasing, the spreads between Treasuries and corporates widened creating an advantage for shorter funds. Keeping the credit quality higher in the Fund by not holding much of the higher risk mortgage-backed and corporate bonds was a factor in the Fund avoiding some of the principal deterioration that occurred in other funds and the index.1

The management team sought to take advantage of the wide spreads in corporate bonds during reinvestment periods, while remaining short term with an average maturity of five years. We believe that holding securities with shorter maturities will enable the Fund to be defensive against the possibility of inflation in the years to come. In the past few months, the Fund has benefited from a tightening spread in the corporate bond market.

[1]	Portfolio composition is subject to change.

FIRST FUNDS

FIRST STERLING INCOME

GROWTH OF A $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	1 Year	5 Year	10 Year
First Sterling Income
Class A without load	4.10%	3.35%	4.05%
Class A with load*	1.54%	2.83%	3.79%
Trust Class	4.47%	3.61%	4.31%

Barclays Capital Intermediate U.S. Government/Credit Index	3.19%	4.29%	5.46%

EXPENSE RATIOS (UNAUDITED)**	Gross	Net
Class A	1.27%	1.20%
Trust Class	1.02%	0.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-494-8510.

Investment performance reflects contractual fee waivers in effect from April 30, 2006 until August 28, 2007. The Advisor’s undertaking to limit annual operating expenses is no longer in effect. Without these fee waivers, the performance would have been lower. Additional information pertaining the Fund’s expense ratios as of April 30, 2009 can be found in the Financial Highlights.

*	Reflects the maximum sales charge of 2.50%.

***	Per the Fund prospectus dated August 28, 2008. Net expense ratio is net of voluntary waivers.

The quoted performance of the First Sterling Income includes performance of certain collective trust fund (“Commingled”) accounts advised by First Financial Bank, N.A. (formerly First National Bank of Southwestern Ohio, N.A.) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1999, and prior to the Fund’s commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

The above chart represents a hypothetical investment of $10,000 in Trust Class Shares of the First Sterling Income from April 30, 1999 to April 30, 2009, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund’s Advisor. Had these expenses not been reimbursed, the Fund’s performance would have been lower. The Fund’s performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Intermediate Government/Credit Bond Index (formally Lehman Brothers Intermediate Government/Credit Bond Index) is a benchmark which includes U.S. Government and all investment grade corporate fixed-rate debt issues with maturities between one- and ten-years. The index is unmanaged and does reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

FIRST FUNDS

FIRST ELITE MONEY MARKET

PORTFOLIO MANAGER

GREGORY D. OVIATT, CFA

PRINCIPAL PORTFOLIO MANAGER

MUNDER CAPITAL MANAGEMENT

INVESTMENT CONCERNS

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

U.S. Government Guarantees apply only to the underlying securities of the Fund’s portfolio and not the funds shares.

The Federal Open Market Committee (“FOMC”) continued to reduce the target federal funds rate throughout 2008. Following an aggressive easing period in the first quarter of 2008, the FOMC held the funds rate steady at 2.00% for much of the spring and summer. A rapidly weakening U.S. economy, rising unemployment and the follow-on effects of the bankruptcy of investment bank, Lehman Brothers, caused the FOMC to resume an easing cycle which brought the federal funds rate down to a range of 0.00% - 0.25% in December, 2008. Following Lehman’s bankruptcy, the credit markets experienced significant disruptions as debt issuance slowed dramatically and lending between banks and brokers became tenuous as investors questioned the health of financial institutions. As a result, LIBOR1 rates rose at a time when the Federal Reserve was decreasing short-term interest rates, hampering the efforts of the FOMC. In response, governments and central banks around the world stepped in to support the financial markets, as well as financial institutions deemed systemically important in their respective countries. Various programs which guaranteed debt, created large amounts of excess liquidity and provided direct capital injections to strengthen balance sheets appear to have been successful in restoring confidence and normalcy to the financial markets.

Over the prior 12 months, the Fund has maintained a relatively constant average maturity with purchases concentrated in the one-to six-month area. Occasional purchases were made in the six- to 12-month area as short-term interest rates declined over the past six months. Additionally, floating-rate securities were added to take advantage of the elevated LIBOR rates over this time period.2

[1]	The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

[2]	Portfolio composition is subject to change.

YIELDS AS OF APRIL 30, 2009	7-Day Current	7-Day Effective
Class A	0.01%	0.01%
Trust Class	0.01%	0.01%

Past performance does not guarantee future results. Yields will fluctuate with changes in market conditions. The performance data quoted represents past performance and current returns may be lower or higher. Yield reflects contractual fee waivers in effect from February 12, 2009. Without these fee waivers the yield would have been lower. To obtain performance information current to the most recent month end, please call 888-494-8510.

FIRST FUNDS

SECURITY ALLOCATION (UNAUDITED)

First Funds invested, as a percentage of net assets, in the following industries as of April 30, 2009.

FIRST CALIBER EQUITY:

SECURITY ALLOCATION	PERCENTAGE OF NET ASSETS
Consumer Discretionary	1.8%
Consumer Staples	6.8%
Energy	9.6%
Exchange Traded Funds	22.6%
Financial	2.8%
Health Care	11.4%
Industrials	2.8%
Information Technology	12.8%
Investment Companies	15.0%
Materials	3.0%
Options Purchased	0.1%
Telecom Services	2.8%
Utilities	3.2%

Total	94.7%

FIRST ELITE MONEY MARKET:
SECURITY ALLOCATION	PERCENTAGE OF NET ASSETS
Investment Companies	3.9%
Master Demand Notes	13.1%
U.S. Government Agency Securities	83.0%

Total	100.0%

Security allocations are subject to change. FIRST STERLING INCOME:
SECURITY ALLOCATION	PERCENTAGE OF NET ASSETS
Banking, Finance & Insurance	23.8%
Beverages-Wine/Spirits	1.0%
Computer Peripherals	1.9%
Computers	2.4%
Health Care	1.5%
Industrial Goods & Services	2.7%
Integrated Oil & Gas	3.6%
Investment Companies	0.8%
Medical Instruments	0.9%
Metals	0.8%
Paper & Related Products	0.8%
Pharmaceuticals	5.6%
Retail	3.5%
Software	1.8%
Telecommunications	5.6%
Utilities	1.8%
U.S. Government Agency Collateralized Mortgage Obligations	1.0%
U.S. Government Agency Securities	36.3%
Yankee Dollars	0.8%

Total	96.6%

See notes to financial statements.

FIRST FUNDS

FIRST CALIBER EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS

APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks (57.0%):
Consumer Discretionary (1.8%):
23,030	McDonald’s Corp.	$1,227,269

Consumer Staples (6.8%):
18,925	General Mills, Inc.	959,308
10,970	Lorillard, Inc.	692,536
20,500	PepsiCo, Inc.	1,020,080
19,807	Procter & Gamble Co.	979,258
19,080	Wal-Mart Stores, Inc.	961,632

		4,612,814

Energy (9.6%):
18,705	Chevron Corp.	1,236,400
18,810	Exxon Mobil Corp.	1,254,063
30,740	National Oilwell Varco, Inc. (a)	930,807
22,700	Occidental Petroleum Corp.	1,277,783
31,960	Petrohawk Energy Corp. (a)	754,256
29,635	Petroleo Brasileiro S.A. ADR	994,847

		6,448,156

Financial (2.8%):
15,200	JPMorgan Chase & Co.	501,600
3,965	MasterCard, Inc., Class A	727,379
12,440	Northern Trust Corp.	676,239

		1,905,218

Health Care (11.4%):
23,510	Abbott Laboratories	983,893
16,290	Baxter International, Inc.	790,065
46,880	Bristol-Myers Squibb Co.	900,096
37,140	Celgene Corp. (a)	1,586,621
16,605	Express Scripts, Inc. (a)	1,062,222
30,300	Gilead Sciences, Inc. (a)	1,387,740
22,080	Wellpoint Health Networks, Inc. (a)	944,141

		7,654,778

Industrials (2.8%):
17,100	Jacobs Engineering Group, Inc. (a)	650,484
29,540	Joy Global, Inc.	753,270
11,190	URS Corp. (a)	493,031

		1,896,785

Information Technology (12.8%):
31,350	Accenture Ltd.	922,630
16,390	Apple, Inc. (a)	2,062,354
39,560	Cisco Systems, Inc. (a)	764,299
18,000	International Business Machines Corp.	1,857,780
58,710	Oracle Corp.	1,135,451
33,390	QUALCOMM, Inc.	1,413,065
18,280	Western Digital Corp. (a)	429,946

		8,585,525

Materials (3.0%):
16,240	Freeport-McMoRan Copper & Gold, Inc.	692,636
10,040	Monsanto Co.	852,296
11,715	Nucor Corp.	476,683

		2,021,615

See notes to financial statements.

FIRST FUNDS

FIRST CALIBER EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

APRIL 30, 2009

SHARES OR CONTRACTS	SECURITY DESCRIPTION	VALUE
Common Stocks, Continued:
Telecom Services (2.8%):
55,467	AT&T, Inc.	$1,421,065
12,465	Embarq Corp.	455,720

		1,876,785

Utilities (3.2%):
25,080	American Electric Power Co., Inc.	661,610
30,730	Northeast Utilities	645,945
25,650	Progress Energy, Inc.	875,178

		2,182,733

Total Common Stocks		38,411,678

Options Purchased (0.1%):
172	Apple, Inc., Put @ 120.00 expiring May 2009	27,520
351	QUALCOMM, Inc., Put @ 40.00 expiring May 2009	18,603

Total Options Purchased		46,123

Exchange Traded Funds (22.6%):
86,920	Consumer Discretionary Select Sector SPDR Fund	2,020,890
85,860	Consumer Staples Select Sector SPDR Fund	1,888,920
45,070	Energy Select Sector SPDR Fund	2,063,305
319,010	Financial Select Sector SPDR Fund	3,451,688
28,210	Health Care Select Sector SPDR Fund	682,118
63,025	Industrial Select Sector SPDR Fund	1,371,424
34,960	iShares Dow Jones U.S. Financial Sector Index Fund	1,379,871
68,400	Powershares QQQ Trust	2,344,752

Total Exchange Traded Funds		15,202,968

Investment Companies (15.0%):
10,079,277	First Elite Money Market Fund (b)	10,079,277

Total Investment Companies		10,079,277

Total Investments (Cost $63,336,915) (c) – (94.7%)		$63,740,046

Percentages indicated are based on net assets of $67,325,584.

(a)	Represents non-income producing securities.

(b)	Affiliate.

(c)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes.

ADR	American Depositary Receipt

QQQ	Nasdaq 100 Index

SPDR	Standard & Poor’s Depositary Receipt.

CONTRACTS	DESCRIPTION	VALUE
Written Options:
(163)	Apple, Inc., Call @ 140.00 expiring May 2009	$(3,423)
(333)	QUALCOMM, Inc., Call @ 44.00 expiring May 2009	(17,982)
(111)	URS Corp., Call @ 45.00 expiring May 2009	(49,950)

Total Written Options		$(71,355)

See notes to financial statements.

FIRST FUNDS

FIRST STERLING INCOME

SCHEDULE OF PORTFOLIO INVESTMENTS

APRIL 30, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds (56.3%):
Banking, Finance & Insurance (22.4%):
$ 1,000,000	Caterpillar Financial Services Corp., 4.30%, 6/1/10	$1,013,366
1,000,000	Citigroup, Inc., 4.75%, 12/15/10	740,305
500,000	Citigroup, Inc., 5.13%, 2/14/11	468,483
1,000,000	General Electric Capital Corp., 5.88%, 2/15/12	1,018,995
250,000	General Electric Capital Corp., 5.00%, 4/10/12	248,411
1,000,000	General Electric Capital Corp., 5.38%, 10/20/16	887,562
2,000,000	Goldman Sachs Group, Inc., 5.70%, 9/1/12	2,013,596
1,000,000	JPMorgan Chase & Co., 6.00%, 1/15/18	972,233
2,000,000	Merrill Lynch & Co., 6.05%, 8/15/12	1,839,566
1,150,000	Morgan Stanley Dean Witter, 6.60%, 4/1/12	1,170,010
1,000,000	Principal Financial Group (AU), 8.20%, 8/15/09	1,005,370
500,000	SLM Corp., 4.50%, 7/26/10	436,161
1,000,000	Textron Financial Corp., 5.13%, 2/3/11	842,885

		12,656,943

Beverages-Wine/Spirits (1.0%):
500,000	Diageo PLC, 7.38%, 1/15/14	557,067

Computer Peripherals (1.9%):
1,000,000	Cisco Systems, Inc., 5.25%, 2/22/11	1,063,191

Computers (2.4%):
1,285,000	IBM Corp., 6.50%, 1/15/28	1,341,711

Health Care (1.5%):
1,000,000	Humana, Inc., 6.45%, 6/1/16	836,492

Industrial Goods & Services (2.7%):
1,000,000	Honeywell International, Inc., 5.30%, 3/1/18	1,026,859
500,000	Weyerhaeuser Co., 6.75%, 3/15/12	498,984

		1,525,843

Integrated Oil & Gas (3.6%):
1,000,000	Marathon Oil Corp., 6.00%, 10/1/17	953,668
1,000,000	Weatherford International Ltd., 9.63%, 3/1/19	1,079,226

		2,032,894

Medical Instruments (0.9%):
500,000	Medtronic, Inc., 4.38%, 9/15/10	515,022

Metals (0.8%):
500,000	Alcoa, Inc., 6.00%, 7/15/13	446,380

Paper & Related Products (0.8%):
500,000	Avery Dennison Corp., 6.63%, 10/1/17	439,796

Pharmaceuticals (5.6%):
2,000,000	American Home Products, 6.95%, 3/15/11	2,146,706
1,000,000	Pfizer, Inc., 4.45%, 3/15/12	1,050,677

		3,197,383

See notes to financial statements.

FIRST FUNDS

FIRST STERLING INCOME

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

APRIL 30, 2009

SHARES OR PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
CORPORATE BONDS, CONTINUED:
Retail (3.5%):
$ 1,000,000	Home Depot, Inc., 3.75%, 9/15/09	$1,001,341
1,000,000	Home Depot, Inc., 5.40%, 3/1/16	960,530

		1,961,871

Software (1.8%):
1,000,000	Oracle Corp., 5.00%, 1/15/11	1,053,707

Telecommunications (5.6%):
1,000,000	AT&T, Inc., 6.70%, 11/15/13	1,109,004
500,000	CBS Corp., 7.70%, 7/30/10	510,581
1,000,000	GTE California, Inc., 6.70%, 9/1/09	1,014,725
500,000	New Cingular Wireless Service, 7.88%, 3/1/11	542,181

		3,176,491

Utilities (1.8%):
1,000,000	Sempra Energy, 4.75%, 5/15/09	1,000,531

Total Corporate Bonds		31,805,322

Preferred Stocks (1.4%):
Banking, Finance & Insurance (1.4%):
10,000	BAC Capital Trust III	146,800
10,000	JPMorgan Chase Capital XIX	199,500
10,350	PNC Capital Trust	219,834
10,000	USB Capital XI	201,800

Total Preferred Stocks		767,934

U.S. Government Agency Collateralized Mortgage Obligations (1.0%):
Freddie Mac (1.0%):
$542,795	5.00%, 9/15/24	548,356

Total U.S. Government Agency Collateralized Mortgage Obligations		548,356

U.S. Government Agency Securities (36.3%):
Fannie Mae (18.1%):
1,000,000	4.00%, 5/20/13	1,030,610
2,317,500	5.00%, 10/25/16	2,410,897
500,000	5.00%, 4/26/17	510,085
4,000,000	5.08%, 11/5/15	4,193,428
2,000,000	5.25%, 8/1/12	2,085,060

		10,230,080

Federal Farm Credit Bank (3.6%):
1,000,000	4.25%, 4/16/18	968,624
1,000,000	5.05%, 11/6/17	1,040,056

		2,008,680

See notes to financial statements.

FIRST FUNDS

FIRST STERLING INCOME

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

APRIL 30, 2009

SHARES OR PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U. S. Government Agency Securities, Continued:
Federal Home Loan Bank (7.3%):
$ 1,000,000	4.00%, 9/28/15	$1,020,029
1,000,000	4.50%, 1/7/13	1,007,419
2,000,000	5.50%, 10/19/17	2,102,980

		4,130,428

Freddie Mac (5.4%):
500,000	2.75%, 4/29/14	498,179
500,000	3.38%, 2/27/14	500,878
1,000,000	4.00%, 9/19/14	1,023,605
1,000,000	5.30%, 5/12/20	1,023,476

		3,046,138

Tennessee Valley Authority (1.9%):
1,000,000	4.88%, 12/15/16	1,060,323

Total U.S. Government Agency Securities		20,475,649

Yankee Dollars (0.8%):
Diversified Manufacturing Operation (0.8%):
500,000	Ingersoll-Rand Global Holding Co., 6.00%, 8/15/13	485,484

Total Yankee Dollars		485,484

Investment Companies (0.8%):
453,810	First Elite Money Market Fund(a)	453,810

Total Investment Companies		453,810

Total Investments (Cost $54,238,914)(b) – (96.6%)		$54,536,555

Percentages indicated are based on net assets of $56,465,768.

(a)	Affiliate.

(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes.

AU	Australia

PLC	Public Liability Co.

See notes to financial statements.

FIRST FUNDS

FIRST ELITE MONEY MARKET

SCHEDULE OF PORTFOLIO INVESTMENTS

APRIL 30, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U. S. Government Agency Securities (83.0%):
Fannie Mae (4.7%):
$ 1,000,000	0.39%, 5/18/09(a)	$999,821
2,200,000	0.14%, 5/20/09(a)	2,199,837
1,500,000	0.23%, 6/3/09(a)	1,499,684
2,000,000	0.15%, 6/8/09(a)	1,999,683

		6,699,025

Federal Farm Credit Bank (7.6%):
4,875,000	3.03%, 6/17/09(a)	4,856,543
5,000,000	2.96%, 7/30/09(a)	4,964,375
1,000,000	0.39%, 8/28/09(a)	998,744

		10,819,662

Federal Home Loan Bank (68.2%):
2,000,000	0.11%, 5/1/09(a)	2,000,000
2,500,000	1.53%, 5/4/09(a)	2,499,689
2,500,000	0.35%, 5/5/09(a)	2,499,906
1,000,000	0.21%, 5/6/09(a)	999,971
1,000,000	0.10%, 5/7/09(a)	999,983
2,070,000	0.18%, 5/8/09(a)	2,069,928
3,500,000	0.09%, 5/11/09(a)	3,499,840
1,500,000	0.39%, 5/12/09(a)	1,499,826
2,170,000	0.10%, 5/13/09(a)	2,169,889
3,400,000	0.10%, 5/15/09(a)	3,399,857
2,000,000	0.41%, 5/18/09(a)	1,999,622
3,000,000	1.05%, 5/18/09(b)	2,999,678
1,500,000	0.14%, 5/19/09(a)	1,499,895
1,600,000	0.40%, 5/21/09(a)	1,599,653
1,125,000	0.20%, 5/22/09(a)	1,124,869
2,000,000	0.09%, 5/26/09(a)	1,999,875
2,000,000	0.37%, 5/27/09(a)	1,999,480
1,500,000	0.10%, 5/28/09(a)	1,499,887
3,000,000	0.20%, 5/29/09(a)	2,998,009
1,046,000	0.11%, 6/1/09(a)	1,045,901
1,000,000	0.24%, 6/4/09(a)	999,773
2,500,000	0.14%, 6/5/09(a)	2,499,514
1,230,000	0.12%, 6/8/09(a)	1,229,844
1,000,000	0.41%, 6/9/09(a)	999,567
1,500,000	0.46%, 6/12/09(a)	1,499,213
2,000,000	0.18%, 6/16/09(a)	1,999,540
1,500,000	0.39%, 6/19/09(a)	1,499,224
1,500,000	0.41%, 6/25/09(a)	1,499,083
1,000,000	1.28%, 6/30/09(a)	997,917
2,500,000	0.46%, 7/1/09(a)	2,498,090
1,000,000	0.41%, 7/2/09(a)	999,311
1,500,000	0.23%, 7/6/09(a)	1,499,367
1,300,000	0.35%, 7/10/09(a)	1,299,141
2,000,000	0.15%, 7/13/09(a)	1,998,641
2,000,000	0.41%, 7/14/09(a)	1,998,314
1,500,000	0.47%, 7/15/09(a)	1,498,531
1,500,000	0.15%, 7/20/09(a)	1,499,500

See notes to financial statements.

FIRST FUNDS

FIRST ELITE MONEY MARKET

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

APRIL 30, 2009

SHARES OR PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U. S. Government Agency Securities, Continued:
$ 1,600,000	0.16%, 7/22/09(a)	$1,599,417
1,000,000	0.30%, 7/28/09(a)	999,267
1,000,000	0.54%, 8/3/09(a)	998,616
6,000,000	0.39%, 8/13/09(b)	5,995,811
1,000,000	0.60%, 9/11/09(a)	997,783
2,000,000	0.40%, 9/14/09(b)	2,000,194
2,200,000	0.45%, 9/14/09(a)	2,195,890
2,500,000	0.44%, 9/16/09(a)	2,495,879
1,000,000	0.41%, 9/21/09(a)	998,411
1,000,000	0.31%, 10/2/09(a)	998,674
1,500,000	0.47%, 10/5/09(a)	1,496,991
1,000,000	0.49%, 10/6/09(a)	997,893
3,000,000	1.06%, 10/13/09(b)	3,001,847
1,500,000	0.37%, 10/14/09(a)	1,497,510
1,000,000	0.36%, 10/20/09(a)	998,328
1,000,000	0.34%, 10/21/09(a)	998,414
2,000,000	0.82%, 1/4/10(a)	1,988,978

		97,180,231

Freddie Mac (2.5%):
1,500,000	0.37%, 5/4/09(a)	1,499,955
1,000,000	0.28%, 6/23/09(a)	999,588
1,000,000	0.52%, 9/1/09(a)	998,258

		3,497,801

Total U.S. Government Agency Securities		118,196,719

Master Demand Notes (13.1%):
Federal Home Loan Bank (13.1%):
18,700,000	0.09%, 12/12/09	18,700,000

Total Master Demand Notes		18,700,000

Investment Companies (3.9%):
5,582,385	Goldman Sachs Financial Square Federal Fund	5,582,385

Total Investment Companies		5,582,385

Total Investments (Cost $142,479,104)(c) – (100.0%)		$142,479,104

Percentages indicated are based on net assets of $142,501,202.

(a)	Discount note securities. The rate reflected on the Schedule of Portfolio Investments is the effective yield of the security.

(b)	Variable rate securities. The interest rate on these securities are adjusted periodically to reflect current interest rates. The rate represents the rate that was in effect on April 30, 2009.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

See notes to financial statements.

FIRST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 2009

	FIRST CALIBER EQUITY	FIRST STERLING INCOME	FIRST ELITE MONEY MARKET
ASSETS:
Investments, at value (Cost $53,257,638, $53,785,104 and $142,479,104)	$53,660,769	$54,082,745	$142,479,104
Investments in affiliates, at value (Cost $10,079,277, $453,810 and $—)	10,079,277	453,810	—

Total Investments	63,740,046	54,536,555	142,479,104

Interest and dividends receivable	103,485	678,424	11,432
Receivable for investments sold	3,698,647	—	—
Receivable for capital shares issued	339	1,500,592	—
Prepaid expenses and other assets	3,540	1,668	31,414

Total Assets	67,546,057	56,717,239	142,521,950

LIABILITIES:
Distributions payable	—	179,327	1,186
Payable for investments purchased	3,915	—	—
Payable for capital shares redeemed	2,063	9,180	—
Written Options, at value (premiums received $66,691, $— and $—)	71,355	—	—
Accrued expenses and other payables:
Investment advisory	53,935	30,916	12,565
Accounting	403	569	19
Administration	1,586	1,234	3,273
Co-Administration	675	525	1,393
Chief compliance officer	3,102	994	102
Distribution (Class A)	804	568	—
Transfer agent	8,114	2,022	129
Trustee	898	288	30
Other	73,623	25,848	2,051

Total Liabilities	220,473	251,471	20,748

COMPOSITION OF NET ASSETS:
Capital	$109,020,679	$64,911,828	$142,501,202
Accumulated net investment income (loss)	23,620	(653,651)	—
Accumulated net realized (losses) from investment and options transactions	(42,117,182)	(8,090,050)	—
Unrealized appreciation on investments and written options	398,467	297,641	—

Net Assets	$67,325,584	$56,465,768	$142,501,202

CLASS A:
Net Assets	$3,935,253	$2,803,202	$51,923

Shares outstanding*	1,158,826	293,453	51,923

Net asset value and redemption price per share	$3.40	$9.55	$1.00

Maximum Sales Load	3.00%	2.50%	—%

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$3.51	$9.79	$1.00

TRUST CLASS:
Net Assets	$63,390,331	$53,662,566	$142,449,279
Shares outstanding*	18,637,014	5,620,745	142,452,155

Net asset value and redemption price per share	$3.40	$9.55	$1.00

*	Par value $0.001, unlimited number of authorized shares.

See notes to financial statements.

FIRST FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2009

	FIRST CALIBER EQUITY	FIRST STERLING INCOME	FIRST ELITE MONEY MARKET
INVESTMENT INCOME:
Interest	$—	$2,708,448	$2,729,604
Dividend	1,509,437	34,735	99,225
Income from affiliates	256,067	9,420	—

Total Income	1,765,504	2,752,603	2,828,829

EXPENSES:
Investment advisory	1,093,686	391,664	329,195
Administration	146,528	68,126	201,110
Co-Administration	59,439	27,976	82,298
Distribution (Class A)	12,954	6,663	163
Chief compliance officer	30,434	11,236	36,409
Accounting	4,124	6,142	4,799
Transfer agent	37,007	8,695	16,679
Trustees	26,842	9,485	31,030
Other	125,728	47,635	170,981

Total expenses before fee waivers	1,536,742	577,622	872,664

Investment advisory fees waived	—	—	(15,212)
Distribution fees waived (Class A)	—	—	(39)

Net expenses	1,536,742	577,622	857,413

Net Investment Income	228,762	2,174,981	1,971,416

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTIONS:
Realized gains (losses) from investment transactions	(43,850,361)	94,012	—
Realized gains on written options transactions	2,358,214	—	—
Change in unrealized appreciation/(depreciation) on investments and written options	(23,926,932)	(34,116)	—

Net realized / unrealized gains (losses) on investments and written options	(65,419,079)	59,896	—

Change in net assets resulting from operations	$(65,190,317)	$2,234,877	$1,971,416

See notes to financial statements.

FIRST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	FIRST CALIBER EQUITY		FIRST STERLING INCOME		FIRST ELITE MONEY MARKET
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$228,762	$(294,817)	$2,174,981	$3,034,908	$1,971,416	$5,498,214
Realized gains (losses) from investment and written options transactions	(41,492,147)	62,906,186	94,012	(644,663)	—	768
Change in unrealized appreciation / (depreciation) on investments and written options	(23,926,932)	(69,909,901)	(34,116)	1,301,857	—	—

Change in net assets from operations	(65,190,317)	(7,298,532)	2,234,877	3,692,102	1,971,416	5,498,982

DISTRIBUTIONS TO SHAREHOLDERS:
Class A:
From net investment income	—	(6,897)	(104,522)	(101,411)	(693)	(1,838)
From net realized gains	(1,064,152)	(1,805,162)	—	(30,568)	—	—
Trust Class:
From net investment income	(205,142)	(423,977)	(2,216,933)	(3,182,449)	(1,972,754)	(5,495,107)
From net realized gains	(24,119,644)	(57,957,789)	—	(844,849)	—	—

Change in net assets from shareholder distributions	(25,388,938)	(60,193,825)	(2,321,455)	(4,159,277)	(1,973,447)	(5,496,945)

Change in net assets from capital transactions	(20,485,898)	(22,618,386)	(5,541,397)	(45,791,720)	(29,355,937)	90,166,634

Change in net assets	(111,065,153)	(90,110,743)	(5,627,975)	(46,258,895)	(29,357,968)	90,168,671

NET ASSETS:
Beginning of period	178,390,737	268,501,480	62,093,743	108,352,638	171,859,170	81,690,499

End of period	$67,325,584	$178,390,737	$56,465,768	$62,093,743	$142,501,202	$171,859,170

Accumulated net investment income (loss)	$23,620	$—	$(653,651)	$(1,077,004)	$—	$2,031

See notes to financial statements.

FIRST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	FIRST CALIBER EQUITY		FIRST STERLING INCOME		FIRST ELITE MONEY MARKET
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$919,216	$1,371,814	$809,809	$673,854	$21,597	$27,892
Dividends reinvested	1,063,787	1,800,745	101,823	128,113	694	1,837
Cost of shares redeemed	(1,293,092)	(1,875,622)	(759,406)	(1,020,236)	(41,001)	(11,000)

Change in net assets from Class A capital transactions	689,911	1,296,937	152,226	(218,269)	(18,710)	18,729

Trust Class:
Proceeds from shares issued	2,533,884	30,111,268	4,376,349	2,949,380	380,487,119	739,470,946
Dividends reinvested	18,559,801	44,933,274	—	1,146	—	—
Cost of shares redeemed	(42,269,494)	(98,959,865)	(10,069,972)	(48,523,977)	(409,824,346)	(649,323,041)

Change in net assets from Trust Class capital transactions	(21,175,809)	(23,915,323)	(5,693,623)	(45,573,451)	(29,337,227)	90,147,905

Change in net assets from capital transactions	$(20,485,898)	$(22,618,386)	$(5,541,397)	$(45,791,720)	$(29,355,937)	$90,166,634

SHARE TRANSACTIONS:
Class A:
Issued	205,702	152,252	86,252	70,588	21,597	27,892
Reinvested	305,686	214,354	10,860	13,402	694	1,837
Redeemed	(279,869)	(204,155)	(81,391)	(107,042)	(41,001)	(11,000)

Change in Class A shares	231,519	162,451	15,721	(23,052)	(18,710)	18,729

Trust Class:
Issued	540,644	3,065,255	460,552	309,805	380,487,119	739,470,946
Reinvested	5,318,007	5,342,828	—	120	—	—
Redeemed	(9,688,820)	(11,358,926)	(1,075,412)	(5,085,984)	(409,824,346)	(649,323,041)

Change in Trust Class shares	(3,830,169)	(2,950,843)	(614,860)	(4,776,059)	(29,337,227)	90,147,905

See notes to financial statements.

FIRST FUNDS

FINANCIAL HIGHLIGHTS (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

	CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:						LESS DIVIDENDS FROM:						RATIOS/SUPPLEMENTAL DATA:
	NET ASSET VALUE, BEGIN- NING OF PERIOD	NET INVEST- MENT INCOME (LOSS)		NET REALIZED AND UNREA- LIZED GAINS (LOSSES) ON INVEST- MENTS		CHANGE IN NET ASSET VALUE RESULTING FROM OPERATIONS	NET INVEST- MENT INCOME	NET REALIZED GAINS (LOSSES) ON INVEST- MENTS	TOTAL DIVIDENDS AND DISTRIB- UTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN (a)	NET ASSETS, END OF PERIOD (000’s)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET INVEST- MENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER (b)
CLASS A
FIRST CALIBER EQUITY
Year Ended April 30, 2009	$7.61	$—	(c)	$(2.99)		$(2.99)	$—	$(1.22)	$(1.22)	$3.40	(39.69)%	$3,935	1.53%	(0.01)%	1.53%		374%
Year Ended April 30, 2008	10.26	(0.03)		(0.13)		(0.16)	(0.01)	(2.48)	(2.49)	7.61	(3.81)	7,061	1.40	(0.37)	1.47	(d)	378	(e)
Year Ended April 30, 2007	10.47	0.04		1.14		1.18	(0.04)	(1.35)	(1.39)	10.26	12.02	7,846	1.25	0.40	1.45	(d)	82
Year Ended April 30, 2006	10.54	0.03		1.12		1.15	(0.03)	(1.19)	(1.22)	10.47	11.60	8,784	1.25	0.34	1.46	(d)	28
Year Ended April 30, 2005	10.34	0.03		0.28		0.31	(0.03)	(0.08)	(0.11)	10.54	2.98	9,609	1.25	0.25	1.53	(d)	20
FIRST STERLING INCOME
Year Ended April 30, 2009	9.54	0.34	(f)	0.04	(f)	0.38	(0.37)	—	(0.37)	9.55	4.10	2,803	1.27	3.66	1.27		44
Year Ended April 30, 2008	9.58	0.33	(f)	0.10	(f)	0.43	(0.36)	(0.11)	(0.47)	9.54	4.55	2,649	1.20	3.41	1.27	(d)	45
Year Ended April 30, 2007	9.43	0.31		0.22		0.53	(0.38)	—	(0.38)	9.58	5.69	2,882	1.03	3.62	1.24	(d)	19
Year Ended April 30, 2006	9.79	0.32		(0.32)		—	(0.36)	—	(0.36)	9.43	(0.02)	3,901	1.03	3.32	1.25	(d)	28
Year Ended April 30, 2005	9.94	0.34		(0.09)		0.25	(0.40)	—	(0.40)	9.79	2.51	3,986	1.03	3.47	1.31	(d)	20
FIRST ELITE MONEY MARKET
Year Ended April 30, 2009	1.000	0.010		—		0.010	(0.010)	—	(0.010)	1.000	0.94	52	0.71	1.06	0.77	(d)	N/A
Year Ended April 30, 2008	1.000	0.036		—	(c)	0.036	(0.036)	—	(0.036)	1.000	3.76	71	0.71	3.60	0.71	(d)	N/A
Year Ended April 30, 2007	1.000	0.044		—	(c)	0.044	(0.044)	—	(0.044)	1.000	4.51	52	0.73	4.37	0.74	(d)	N/A
Year Ended April 30, 2006	1.000	0.031		—	(c)	0.031	(0.031)	—	(0.031)	1.000	3.10	18	0.73	3.06	0.76	(d)	N/A
Year Ended April 30, 2005	1.000	0.011		—		0.011	(0.011)	—	(0.011)	1.000	1.11	18	0.73	1.12	0.82	(d)	N/A

(a)	Total Return excludes sales charge.

(b)	Portfolio turnover is calculated on the basis of each Fund as a whole without distinguishing among the classes of shares issued.

(c)	Less than $0.005 per share.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover increased significantly due to a combination of increased volatility in the market, a repositioning of the Fund’s portfolio among market sectors and the more trading oriented strategy of the new management team.

(f)	Calculated based on average shares outstanding.

See notes to financial statements.

FIRST FUNDS

FINANCIAL HIGHLIGHTS (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

	CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:						LESS DIVIDENDS FROM:						RATIOS/SUPPLEMENTAL DATA:
	NET ASSET VALUE, BEGIN- NING OF PERIOD	NET INVEST- MENT INCOME (LOSS)		NET REALIZED AND UNREA- LIZED GAINS (LOSSES) ON INVEST- MENTS		CHANGE IN NET ASSET VALUE RESULTING FROM OPERATIONS	NET INVEST- MENT INCOME	NET REALIZED GAINS (LOSSES) ON INVEST- MENTS	TOTAL DIVIDENDS AND DISTRIB- UTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN	NET ASSETS, END OF PERIOD (000’s)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET INVEST- MENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER (a)
TRUST CLASS
FIRST CALIBER EQUITY
Year Ended April 30, 2009	$7.63	$0.01		$(3.01)		$(3.00)	$(0.01)	$(1.22)	$(1.23)	$3.40	(39.71)%	$63,390	1.28%	0.20%	1.28%		374%
Year Ended April 30, 2008	10.25	(0.01)		(0.11)		(0.12)	(0.02)	(2.48)	(2.50)	7.63	(3.42)	171,330	1.14	(0.12)	1.22	(b)	378	(c)
Year Ended April 30, 2007	10.47	0.13		1.07		1.20	(0.06)	(1.36)	(1.42)	10.25	12.21	260,655	1.00	0.66	1.20	(b)	82
Year Ended April 30, 2006	10.54	0.06		1.12		1.18	(0.06)	(1.19)	(1.25)	10.47	11.90	322,462	1.00	0.59	1.21	(b)	28
Year Ended April 30, 2005	10.34	0.05		0.28		0.33	(0.05)	(0.08)	(0.13)	10.54	3.23	365,935	1.00	0.51	1.28	(b)	20
FIRST STERLING INCOME
Year Ended April 30, 2009	9.53	0.37	(d)	0.04	(d)	0.41	(0.39)	—	(0.39)	9.55	4.47	53,663	1.02	3.89	1.02		44
Year Ended April 30, 2008	9.58	0.36	(d)	0.08	(d)	0.44	(0.38)	(0.11)	(0.49)	9.53	4.70	59,445	0.93	3.68	1.02	(b)	45
Year Ended April 30, 2007	9.42	0.33		0.23		0.56	(0.40)	—	(0.40)	9.58	6.07	105,470	0.78	3.88	0.99	(b)	19
Year Ended April 30, 2006	9.78	0.34	(d)	(0.32	)(d)	0.02	(0.38)	—	(0.38)	9.42	0.23	153,213	0.78	3.57	1.00	(b)	28
Year Ended April 30, 2005	9.94	0.36		(0.10)		0.26	(0.42)	—	(0.42)	9.78	2.66	212,854	0.78	3.73	1.06	(b)	20
FIRST ELITE MONEY MARKET
Year Ended April 30, 2009	1.000	0.010		—		0.010	(0.010)	—	(0.010)	1.000	1.11	142,449	0.52	1.20	0.53	(b)	N/A
Year Ended April 30, 2008	1.000	0.040		—	(e)	0.040	(0.040)	—	(0.040)	1.000	4.03	171,789	0.46	3.87	0.46	(b)	N/A
Year Ended April 30, 2007	1.000	0.047		—	(e)	0.047	(0.047)	—	(0.047)	1.000	4.77	81,639	0.48	4.67	0.49	(b)	N/A
Year Ended April 30, 2006	1.000	0.033		—	(e)	0.033	(0.033)	—	(0.033)	1.000	3.36	63,941	0.47	3.33	0.51	(b)	N/A
Year Ended April 30, 2005	1.000	0.014		—		0.014	(0.014)	—	(0.014)	1.000	1.36	65,709	0.48	1.35	0.56	(b)	N/A

(a)	Portfolio turnover is calculated on the basis of each Fund as a whole without distinguishing among the classes of shares issued.

(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover increased significantly due to a combination of increased volatility in the market, a repositioning of the Fund’s portfolio among market sectors and the more trading oriented strategy of the new management team.

(d)	Calculated based on average shares outstanding.

(e)	Less than $0.005 per share.

See notes to financial statements.

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

1.	ORGANIZATION:

First Funds (the “Trust”) was organized as a Massachusetts business trust on November 1, 2001, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust presently offers shares of First Caliber Equity, First Sterling Income, and First Elite Money Market (individually referred to as a “Fund” and collectively as the “Funds”).

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001 per share, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer two classes of shares: Trust Class and Class A. Shareholders of each class are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

Each Class A and Trust Class share of the Funds represents identical interests in each Fund’s investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Trust Class shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

Investments of First Elite Money Market are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Equity securities are generally valued on the basis of market quotations or official closing prices on the principal exchange on which the securities are traded or by an independent pricing service approved by the Board of Trustees. Equity securities quoted by NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. Certain securities, such as U.S. Government securities, are valued at their market values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange)

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2009

in which such securities are normally traded. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to accurately reflect fair value (such as when the value of a security is materially affected by events occurring before their valuation time but after the close of the primary market on which the security is principally traded) the Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. Such valuations received from a pricing service may be established through the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

Effective May 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of SFAS No. 157 is the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets

•	Level 2 – other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2009:

Fund	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total
	Investments	Other*	Investments	Other*	Investments	Other*	Investments	Other*
First Caliber Equity	$63,740,046	$(4,664)	$—	$—	$—	$—	$63,740,046	$(4,664)
First Sterling Income	1,221,744	—	53,314,811	—	—	—	54,536,555	—
First Elite Money Market	—	—	142,479,104	—	—	—	142,479,104	—

*	Other financial instruments are derivative instruments such as written options, which are valued at the unrealized appreciation/(depreciation) on the instrument.

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2009

SECURITY TRANSACTIONS AND RELATED INCOME:

During the period, security transactions were accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WRITTEN OPTIONS CONTRACTS:

First Caliber Equity and First Sterling Income Fund may write options contracts in order to reduce risks associated with the types of securities in which each Fund is authorized to invest. Premiums received from these options contracts are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

First Sterling Income Fund had no written option activity for the year ended April 30, 2009. The following is a summary of First Caliber Equity’s written option activity for the year ended April 30, 2009:

Contracts	Number of Contracts	Premium
Options outstanding at 4/30/2008	—	$—
Options written	(18,430)	(2,970,271)
Options expired	1,670	130,182
Options bought back	16,094	2,765,860
Options exercised	59	7,538

Options outstanding at 4/30/2009	(607)	$(66,691)

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES:

The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies, financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.

OTHER:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Each class of shares bears its pro-rata portion of expenses, income and realized and unrealized gains or losses attributable to its series. Each class separately bears expenses related specifically to that class, such as distribution fees.

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2009

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared and paid quarterly for First Caliber Equity. Dividends from net investment income are declared daily and paid monthly for First Sterling Income and First Elite Money Market. Net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature and are primarily due to different treatments of amortization and accretion of premium and market discount. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

NEW ACCOUNTING STANDARDS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently assessing the effect on disclosures due to SFAS 161.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FAS 133-1 and Fin 45-4”). FAS 133-1 and FIN 45-4 is effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. The Funds were not impacted by the adoption of FAS 133-1 and FIN 45-4.

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Funds’ financial statements.

FEDERAL INCOME TAXES:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

In fiscal year 2008 the Trust adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2009

more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

3.	RELATED PARTY TRANSACTIONS:

First Financial Capital Advisors LLC (the “Advisor”), a separate, wholly-owned subsidiary of First Financial Bancorp., serves as investment advisor to the Funds. Under the terms of the Investment Advisory Agreement, the Advisor is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)
First Caliber Equity	0.92%
First Sterling Income	0.70%
First Elite Money Market	0.20%

The Advisor and the Trust have entered into a Fee Waiver Agreement on behalf of the First Elite Money Market, in which the Advisor has contractually agreed, until at least February 12, 2010, to waive fees for the First Elite Money Market in order to maintain a minimum daily yield of 0.01%.

Under the Fee Waiver Agreement, the Advisor may be reimbursed in whole or in part for the investment advisory fees waived. No reimbursement is to be paid at a date more than three years after the fiscal year when the Advisor waived the investment advisory fees and reimbursement will not be made if it would cause the First Elite Money Market yield to decrease below 0.01%. As of April 30, 2009 advisory fees have been waived in the total amount of $15,212. As of April 30, 2009 the Advisor has not been reimbursed for any waived advisory fees.

The Funds have an Omnibus Agreement with Citi Fund Services Ohio, Inc. (“Citi”) that sets the compensation level for the Co-Administration Agreement, Fund Accounting Agreement and Transfer Agency Agreement with Citi or its affiliates. Pursuant to the Omnibus Fee Agreement the Trust will pay a single all-inclusive fee (“Omnibus Fee”). The Omnibus Fee is classified as the Administration Expense in the Statement of Operations. The Accounting and Transfer Agent Expenses in the Statement of Operations consist of out-of-pocket expenses. The Omnibus Fee is computed daily and paid monthly at the annual rate as follows:

Average Daily Net Assets of the Funds	Omnibus Fee Amount (as a percentage of net assets)
$0 – up to $500 million	0.1175%
$500 million to $700 million	0.1075%
$700 million to $900 million	0.0975%
$900 million to $1 billion	0.0825%
Over $1 billion	0.0750%

Prior to August 26, 2008, the Omnibus Fee was computed daily and paid monthly at the annual rate as follows:

Average Daily Net Assets of the Funds	Omnibus Fee Amount (as a percentage of net assets)
$0 – up to $500 million	0.130%
$500 million to $700 million	0.115%
$700 million to $900 million	0.105%
$900 million to $1 billion	0.090%
Over $1 billion	0.080%

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2009

The Funds have also entered into a separate Co-Administration Agreement with the Advisor. Pursuant to the Co-Administration Agreement, the Funds have agreed to pay the Advisor a monthly fee at the annual rate of 0.05% of the Funds’ average daily net assets for co-administrative services on behalf of the Funds.

The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse Foreside Distribution Services, L.P. (“Foreside”) as the Funds’ distributor, an amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund’s Class A shares, and may be used by Foreside to pay banks, broker/dealers and other institutions for distribution and/or shareholder servicing. As distributor, Foreside is entitled to receive commissions on sales of Class A shares of First Caliber Equity and First Sterling Income. Prior to August 1, 2007, BISYS Fund Services Ohio, Inc. was the distributor.

For the year ended April 30, 2009, Foreside received no commissions on sales of Class A shares of the Funds.

During the year ended April 30, 2009, distribution fees in the amount of $39 were voluntarily waived for Class A of First Elite Money Market by Foreside.

The Funds, except for First Elite Money Market, invested in affiliated securities, subject to compliance with the 1940 Act. A summary of the Funds’ investments in affiliated securities for the year ended April 30, 2009, is noted below:

Fund	Purchases	Sales	Dividends
First Caliber Equity, investments in:
First Elite Money Market	$336,322,129	$338,241,585	$256,067
First Sterling Income, investments in:
First Elite Money Market	60,330,053	60,779,265	9,420

4.	PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term and U.S. Government securities) for the year ended April 30, 2009, were as follows:

	Purchases	Sales
First Caliber Equity	$385,121,612	$438,962,313
First Sterling Income	23,976,664	31,325,574

Purchases and sales of U.S. Government securities for the year ended April 30, 2009, were as follows:

	Purchases	Sales
First Sterling Income	$8,002,880	$8,443,291

5.	FEDERAL INCOME TAX INFORMATION:

As of April 30, 2009, the tax cost and unrealized appreciation/(depreciation) of securities were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
First Caliber Equity	$64,429,523	$4,175,248	$(4,864,725)	$(689,477)
First Sterling Income	54,704,344	1,061,643	(1,229,432)	(167,789)

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2009

The character of dividends paid to shareholders during the year ended April 30, 2009 was as follows:

	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Return of Capital	Total Dividends Paid
First Caliber Equity	$205,142	$25,183,796	$25,388,938	$—	$25,388,938
First Sterling Income	2,316,409	—	2,316,409	5,046	2,321,455
First Elite Money Market	1,973,447	—	1,973,447	—	1,973,447

The character of dividends paid to shareholders during the year ended April 30, 2008 was as follows:

	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Return of Capital	Total Dividends Paid
First Caliber Equity	$430,874	$59,762,951	$60,193,825	$—	$60,193,825
First Sterling Income	4,288,753	—	4,288,753	45,131	4,333,884
First Elite Money Market	5,522,071	—	5,522,071	—	5,522,071

As of April 30, 2009, the components of accumulated earnings on a tax basis were as follows: The differences between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount as well as wash sales.

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
First Caliber Equity	$23,620	$—	$23,620	$—	$(40,900,433)	$(818,282)	$(41,695,095)
First Sterling Income	—	—	—	(188,221)	(8,090,050)	(167,789)	(8,446,060)
First Elite
Money Market	1,186	—	1,186	(1,186)	—	—	—

Capital Loss Carryforwards:

At April 30, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount	Expires
First Caliber Equity	$18,095,744	2017
First Sterling Income	1,675,914	2011
First Sterling Income	457,748	2012
First Sterling Income	614,539	2014
First Sterling Income	2,955,914	2015
First Sterling Income	1,516,773	2016
First Sterling Income	670,559	2017

Post October Loss Deferral:

Capital losses incurred after October 31, within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses as follows:

Post-October Capital Losses
First Caliber Equity	$22,804,689
First Sterling Income	198,603

6.	TEMPORARY GUARANTEE PROGRAM:

The First Elite Money Market is participating in the U.S. Treasury’s Guarantee Program (the “Program”). The Program guarantees that each shareholder who owned shares on September 19, 2008 will receive $1.00 per share upon redemption of shares during the period that the Fund participates in the Program. If the number of shares held in account fluctuates over the guarantee period through shareholder purchases or redemptions, the guarantee will apply to either the number of shares held as of the close of business on September 19, 2008 or the amount at the time of a claim, whichever is less. The program will expire on September 18, 2009.

FIRST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FIRST FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the First Funds, comprised of the First Caliber Equity Fund, the First Sterling Income Fund and the First Elite Money Market Fund (collectively, the “Funds”), as of April 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Funds as of April 30, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

June 25, 2009

FIRST FUNDS

ADDITIONAL FUND INFORMATION

APRIL 30, 2009

(UNAUDITED)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

At meetings of the Trust’s Board of Trustees held on March 10 and 11, 2009, the Board, including those members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), considered the re-approval of the Investment Advisory Agreement between the Trust and First Financial Capital Advisors LLC (the “Advisor”), with respect to each Fund, and the Sub-Investment Advisory Agreement between the Advisor and Munder Capital Management (“Munder”), with respect to First Elite Money Market. The Board requested and received information from the Advisor and Munder reasonably necessary to evaluate the terms of the Advisory Agreements. The Independent Trustees were assisted in their evaluation by independent legal counsel and met with counsel in executive sessions separate from representatives of the Advisor and Munder. The Board considered each of the factors set forth below.

Analysis of the Nature, Extent and Quality of the Services Provided to the Funds

The Trustees reviewed information provided by management describing the services provided to the Funds by the Advisor and Munder, and discussed the nature, extent and quality of the services provided to the Funds pursuant to the respective Advisory Agreements and Co-Administration Agreement. The Trustees’ evaluation of the services provided by the Advisor and Munder took into account the Board’s knowledge and familiarity gained as Trustees of the Trust since the Funds were formed through the conversion of common trust funds advised by affiliates of the Advisor. Representatives of the Advisor noted the continued relationship of the Trust Class shareholders with First Financial Bank’s trust department and the role the Funds play as an investment allocation program for such shareholders. Representatives of the Advisor described, and the Trustees acknowledged, the benefits of the Advisor’s community-based orientation and personalized approach to investment management. The Trustees noted that the Advisor continued to commit the resources deemed necessary to improve the investment performance of the Funds. The Trustees reviewed information provided by the Advisor about the investment strategies employed by the portfolio managers for First Caliber Equity and First Sterling Income, noting the volatile market conditions during 2008. Representatives of the Advisor also described the methodology for compensating the portfolio managers for First Caliber Equity and First Sterling Income and noted their belief that it provided meaningful incentives to earn higher returns for the Funds. The Trustees also reviewed the regulatory compliance services provided to the Trust by the Advisor and the Advisor’s oversight responsibilities with respect to Munder as sub-investment adviser to First Elite Money Market. The Board also considered the Advisor’s brokerage policies and practices, the standards applied in seeking best execution and the Advisor’s policies and practices regarding soft dollars. Munder also provided information about its investment strategies for managing the day-to-day investment of First Elite Money Market’s portfolio and its compliance program which was reviewed by the Trustees.

Comparative Analysis of each Fund’s Performance and Advisory Fee and Expense Ratio

The Trustees reviewed each Fund’s performance, advisory fee and expense ratio. The Board compared the performance of each of First Caliber Equity and First Sterling Income over various time periods ended January 31, 2009 to a group of comparison funds and Lipper averages. The funds in the comparison groups were bank-sponsored unaffiliated funds with similar investment objectives and policies as those of the respective Fund. The Trustees noted that the one-year performance of First Caliber Equity and First Sterling Income was better than the median performance of the funds in their respective Lipper category. The Board also took into consideration the Advisor’s adherence to each Fund’s investment objective and acceptable risk and client investment parameters. The Trustees reviewed the performance of First Elite Money Market, noting that the performance of the Fund’s Trust Shares had closely tracked that of the Lipper U.S. Government Money Market Fund category during the relevant time periods reviewed, but that the one-year performance of the Fund was below the median performance of the funds in its Lipper category.

FIRST FUNDS

ADDITIONAL FUND INFORMATION, CONTINUED

APRIL 30, 2009

(UNAUDITED)

The Trustees discussed each Fund’s advisory fee and expense ratio. The Board compared each Fund’s advisory fee and total expense ratio to those of a comparable group of unaffiliated funds in the relevant Fund’s Lipper category. The Board noted that, although the contractual advisory fee rates payable by First Caliber Equity and First Sterling Income were higher than the averages of the advisory fees paid by the relevant comparison funds, the fees were reasonable in light of comparative performance and the quality and costs of the services provided and profits to be realized by the Advisor. The Board noted that the contractual advisory fees and total expense ratios for First Caliber Equity and First Sterling Income were higher than the median advisory fees and expense ratios for the comparable funds. With respect to First Elite Money Market, the contractual rate of the advisory fee for the Fund was at, for the Trust Shares, and lower than, for Class A Shares, the median advisory fee paid by the comparison funds, and the total expense ratio of the Fund for Trust Shares and Class A Shares was higher than the median total expense ratio for the comparison funds. There were no other mutual funds or separate accounts with similar investment objectives, policies and strategies as the Funds that were managed by the Advisor.

Analysis of Profitability and Economies of Scale

The Advisor provided the Trustees with information concerning the costs to and estimated profits realized by the Advisor and its affiliates from the relationship with each Fund resulting from the Investment Advisory Agreement and the Co-Administration Agreement between the Trust and the Advisor. The Board reviewed the dollar amount of expenses allocated and profit received by the Advisor and the method used to determine such expenses and profit with respect to each Fund. The Board further reviewed the Advisor’s use of research services received from broker-dealers that execute transactions on behalf of First Caliber Equity and First Sterling Income and concluded that while such research services may benefit the Advisor, such Funds were the primary beneficiaries of these services. The Advisor’s representatives stated that neither the Advisor nor its affiliates receive any significant indirect benefits from managing the Funds. The Board also received profitability information from Munder, noting that Munder is compensated for its sub-advisory services to First Elite Money Market by the Advisor and not the Fund. Representatives of Munder stated that there were no discernible indirect benefits to Munder as a result of its relationship as sub-investment adviser to First Elite Money Market. The Board recognized the limitations involved in preparing profitability information given the structure of the Advisor and Munder within their relevant corporate organizations. The Board noted that the estimated profitability percentages for managing the Funds’ portfolios were within the ranges determined by applicable court cases to be reasonable given the nature, extent and quality of the services provided to the Funds. The Board also evaluated the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors. It was noted that a discussion of economies of scale is predicated on increasing assets and that, if a Fund’s assets are not increasing (as is currently the case with First Caliber Equity and First Sterling Income), the possibility that the Advisor may have realized any economies of scale would be less. The Board also considered during these discussions the Advisor’s agreement to waive its advisory fee, subject to a reimbursement provision, in order to support the First Elite Money Market’s yield and the waiver’s effect on profitability.

FIRST FUNDS

ADDITIONAL FUND INFORMATION, CONTINUED

APRIL 30, 2009

(UNAUDITED)

Conclusions

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to continuation of the Advisory Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Advisor and Munder are adequate and appropriate.

•

The Board was generally satisfied with the overall relative performance of the Funds, and noted the Advisor’s continuing efforts to improve the performance of First Caliber Equity and First Sterling Income. The Board determined to continue to closely monitor the performance of First Caliber Equity’s and First Sterling Income’s portfolio management team.

•

The Board concluded that the fee paid by each Fund to the Advisor was reasonable in light of the quality of services provided, the comparative performance and expense and advisory fee information, the costs of the services provided and the profits to be realized and the benefits derived or to be derived by the Advisor from the relationship with the Funds.

•

The Board determined that there were not at this time economies of scale to be realized by the Advisor in managing the Funds’ assets and that, to the extent that material economies of scale would be realized in the future, the Board would seek to have them shared with the Funds.

The Independent Trustees considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the Advisory Agreements was in the best interests of each, as applicable, Fund and its shareholders.

FIRST FUNDS

ADDITIONAL FUND INFORMATION, CONTINUED

APRIL 30, 2009

(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expense Paid During Period* 11/1/08 - 4/30/09	Expense Ratio During Period 11/1/08 - 4/30/09
First Caliber Equity	Class A	$1,000.00	$859.50	$7.15	1.55%
	Trust Class	1,000.00	858.20	5.99	1.30
First Sterling Income	Class A	1,000.00	1,082.90	6.30	1.22
	Trust Class	1,000.00	1,084.20	5.01	0.97
First Elite Money Market	Class A	1,000.00	1,001.40	3.52	0.71
	Trust Class	1,000.00	1,001.80	3.03	0.61

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Funds’ expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expense Paid During Period* 11/1/08 - 4/30/09	Expense Ratio During Period 11/1/08 - 4/30/09
First Caliber Equity	Class A	$1,000.00	$1,017.11	$7.75	1.55%
	Trust Class	1,000.00	1,018.35	6.51	1.30
First Sterling Income	Class A	1,000.00	1,018.74	6.11	1.22
	Trust Class	1,000.00	1,019.98	4.86	0.97
First Elite Money Market	Class A	1,000.00	1,021.27	3.56	0.71
	Trust Class	1,000.00	1,021.77	3.06	0.61

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIRST FUNDS

ADDITIONAL FUND INFORMATION, CONTINUED

APRIL 30, 2009

(UNAUDITED)

FEDERAL INCOME TAX INFORMATION

For the year ended April 30, 2009, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended April 30, 2009, qualify for the corporate dividends received deduction for the following Funds:

FUND	PERCENTAGE
First Caliber Equity	100%

For the year ended April 30, 2009, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

FUND	PERCENTAGE
First Caliber Equity	100%

For the fiscal year ended April 30, 2009, First Caliber Equity declared long-term realized gain distributions in the following amount:

15% CAPITAL GAINS
First Caliber Equity	$25,183,796

OTHER INFORMATION:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-494-8510; and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-494-8510; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

FIRST FUNDS

TRUSTEES AND OFFICERS

APRIL 30, 2009

(UNAUDITED)

TRUSTEES AND OFFICERS. The Trust’s Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an “interested person” of the Trust for purposes of the 1940 Act are marked with an asterisk “*”.

TRUSTEES:

Name, Address and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
Anthony A. Griffin c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 41	Trustee	Indefinite; Since: November 2007	From June 2006 to present, Chief Financial Officer, Griffin Industries—a privately-held recycler of food byproducts into feed ingredients and alternative fuels; from 1993 to June 2006, Vice President, Griffin Industries.	3	None

J. Franklin Hall * c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 40	President and Trustee	Indefinite; Since: January 2007	From 2005 to present, Chief Financial Officer, First Financial Bancorp; From 2002 to 2005, Controller, First Financial Bancorp.	3	None

William E. Karnatz, Sr. c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 71	Trustee	Indefinite; Since: January 2002	From April 1962 to present, Attorney.	3	None

James W. Schultz c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 66	Trustee (Chairman of the Board)	Indefinite; Since: January 2002	Retired, Ohio Public Education since 1998.	3	None

OFFICERS:

Name, Address and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Michael J. Cassani 9120 Union Centre Blvd, Suite 200 West Chester, OH 45069 Age 46	Vice President	Indefinite; Since: April 2008	From August 2007 to present, Senior Vice President and Chief Administrative Officer, First Financial Bank Wealth Resource Group. From October 1998 through August 2007, President, Fund Project Services, Inc.	3

Eric Phipps 3435 Stelzer Road Columbus, OH 43219 Age 37	Chief Compliance Officer	Indefinite; Since: March 2007-November 2007; and April 2008	From June 2006 to present, Vice President, Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.); From December 1995 through October 2004, Director of Compliance, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.); From October 2004 through May 2006, Staff Accountant, Securities and Exchange Commission.	3

Arthur Jensen 3435 Stelzer Road Columbus, OH 43219 Age 42	Treasurer	Indefinite; Since: August 2008	From July 2008 to present, Senior Vice President, Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.); From April 2005 through June 2008, Vice President, J.P. Morgan Funds Management, Inc.; From June 2001 through April 2005, Vice President, BISYS Fund Services, Inc.	3

Danio Mastropieri 100 Summer Street, Suite 1500 Boston, MA 02110 Age 36	Secretary	Indefinite; Since: August 2007	From July 2007 to present, Assistant Vice President, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Inc.); From July 2004 through July 2007, Regulatory Administration Specialist, PFPC Inc.; From February 2003 through July 2004, Document Review Attorney, Special Counsel.	3

[1]

Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-888-494-8510.

ANNUAL REPORT

APRIL 30, 2009

INVESTMENT ADVISOR	LEGAL COUNSEL
FIRST FINANCIAL CAPITAL ADVISORS LLC	STROOCK & STROOCK & LAVAN LLP
9120 UNION CENTRE BLVD., SUITE 300	180 MAIDEN LANE
WEST CHESTER, OH 45069	NEW YORK, NY 10038

DISTRIBUTOR	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FORESIDE DISTRIBUTION SERVICES, L.P.	ERNST & YOUNG LLP
10 HIGH STREET, SUITE 302	41 SOUTH HIGH STREET, SUITE 1100
BOSTON, MA 02110	COLUMBUS, OH 43215

ADMINISTRATOR
CITI FUND SERVICES OHIO, INC.
3435 STELZER RD.
COLUMBUS, OH 43219

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Financial Bank, N.A., and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve risk, including possible loss of principle. Past performance is not indicative of future results.

This report is for the information of the shareholders of the First Funds. Its use in connection with any offering of the Fund shares is authorized only in case of a concurrent or prior delivery of the Fund current prospectus.

9120 Union Centre Blvd., Suite 300 — West Chester, OH 45069

Toll Free (800) 606-0100

(888) 494-8510

LFG-0011 4/30/09

6/09

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is James Kingsbury, who is “independent” for purposes of this Item 3 of
Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Fiscal Period 2009 Current Year	Fiscal Period 2008 Previous Year
Audit Fees	$51,000	$50,000
Audit-Related Fees	$0	$0
Tax Fees	$9,300	$9,000
All Other Fees	$0	$0

(e) (1) Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the First Funds Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e) (2) None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

(f) – Not applicable

(g) For the fiscal years ended April 30, 2008 and April 30, 2009 the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0 respectively.

(h) The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) -	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) -	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) -	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Funds

By (Signature and Title)*	/s/ Arthur Jensen
Arthur Jensen, Treasurer

Date: July 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Franklin Hall
J. Franklin Hall, President

Date: July 7, 2009

By (Signature and Title)*	/s/ Arthur Jensen
Arthur Jensen, Treasurer

Date: July 7, 2009